                                                                    EXHIBIT 99.1

                                   PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                         ABFS Mortgage Loan Trust 1998-1

                             APPROXIMATE CLASS SIZES

                 [$39,900,000] Class A-1 FLOATING RATE CERTIFICATES


                 [$10,000,000] Class A-2 FIXED RATE CERTIFICATES


                 [$19,900,000] Class A-3 FIXED RATE CERTIFICATES


                 [$11,400,000] Class A-4 FIXED RATE CERTIFICATES


                 [$11,725,000] Class A-5 FIXED RATE CERTIFICATES


                 [$10,500,000] Class A-6 FIXED RATE CERTIFICATES
                             Non-Accelerated Senior













The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1998-1 transaction, and not by, or as agent for American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-1




                                               PRICING INFORMATION
                                       ----------------------------------


Class:                  A-1*            A-2             A-3             A-4             A-5             A-6
                                                                                                        NAS Bond

Approximate
Face Amount:            [39,900,000]    [10,000,000]    [19,900,000]    [11,400,000]    [11,725,000]    [10,500,000]

Coupon:                 [L +   ]%       [     ]%        [     ]%        [     ]%        [     ]%        [     ]%

Price:                  [100-0]         [100-0]         [100-0]         [100-0]         [100-0]         [100-0]

Yield:                  [     ]%        [     ]%        [     ]%        [     ]%        [     ]%        [     ]%

Spread:                 [     ]         [     ]         [     ]         [     ]         [     ]         [     ]

Exp Avg Life
to Maturity:            [0.927]yrs      [2.091]yrs      [3.136]yrs      [5.010]yrs      [9.982]yrs      [6.490]yrs

Exp Avg Life
to Call:                [0.927]yrs      [2.091]yrs      [3.136]yrs      [5.010]yrs      [7.938]yrs      [6.351]yrs

Exp 1st
Prin Pmt:               [03/25/98       12/25/99        07/25/00         04/25/02        05/25/04        03/25/01]

Exp Mat
to call:                [12/25/99       07/25/00        04/25/02         05/25/04        07/25/06        07/25/06]

Exp Mat:                [12/25/99       07/25/00        04/25/02         05/25/04        05/25/13        01/25/13]

Stated Mat:             [01/25/13       01/25/13        01/25/14         09/25/20        06/25/29        06/25/29]

Exp Rating
(S&P/Moody's):          AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa

Pricing Spd:            23% HEP         23% HEP         23% HEP         23% HEP         23% HEP         23% HEP

Pricing Date:           [       ]       [       ]       [       ]       [       ]       [       ]       [       ]

Investor
Settle Date:            3/12/98         3/12/98         3/12/98         3/12/98         3/12/98         3/12/98

Cut-off Date
(Close of Business):    1/31/98         1/31/98         1/31/98         1/31/98         1/31/98         1/31/98

Pmt Delay:              0 days          24 days         24 days         24 days         24 days         24 days

Dated Date:             3/12/98         2/1/98          2/1/98          2/1/98          2/1/98          2/1/98

Int Pmt:                actual/360      30/360          30/360          30/360          30/360          30/360

Pmt Terms:              Monthly         Monthly         Monthly         Monthly         Monthly         Monthly

1st Int.
Pmt Date:               3/25/98         3/25/98         3/25/98         3/25/98         3/25/98         3/25/98

Collateral
Type:                   Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate

SMMEA
Eligibility:            non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA










THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-1



*Class A-1 Net Funds Cap:       The Pass-Through Rate on the Class A-1 Certificates will equal the lesser of:
                                1)  Class A-1 Pass-Through Rate (One Month LIBOR + [    ]bps)
                                2)  Available Funds Cap

Available Funds Cap:            A rate equal to the weighted average net coupon rate (i.e., the gross weighted average coupon less [0.78]% for servicing fee, trustee fee and certificate insurer premium)
                                for the Mortgage Loans for such Distribution Date.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Class A Certificateholders (pro-rata);
                                7) Monthly principal to the Class A Certificateholders (as described below);
                                8) Excess cashflow to build over-collateralization ("O/C"); and
                                9) Any remaining excess cashflow to the holders of the Class R Certificates.

Class A Certificate
Principal Paydown:              1)  To the Class A-6 Certificateholders -- the Class A-6 Lockout Remittance Amount
                                2)  To the Class A-1 through A-6 Certificates, in sequential order

Class A-6 Lockout
Remittance Amount:              The applicable Class A-6 Lockout Percentage multiplied by the Class A-6 Lockout
                                Pro Rata Remittance Amount for such Payment Date.

                                THE CLASS A-6 Lockout Pertcentage
                                ----------------------------------
                                March 1998 to February 2001 ==) 0%
                                March 2001 to February 2003 ==) 45%
                                March 2003 to February 2004 ==) 80%
                                March 2004 to February 2005 ==) 100%
                                March 2005 and thereafter   ==) 300%






























THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-1

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1998-1
                        Mortgage Pass-Through Certificates, Series 1998-1
                        Class A-1 ("Floating Rate Certificates")
                        Class A-2, A-3, A-4, A-5, A-6 ("Fixed-Rate Certificates", together with the Floating Rate Certificates, the "Class A Certificates").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage will act as subservicer.

Originators:            American Business Credit, Inc., Home American Credit, Inc.,
                        d/b/a Upland Mortgage and New Jersey Mortgage Investment Corp.
                        originated or purchased the Mortgage Loans.

Trustee:                The Chase Manhattan Bank, a New York banking corporation.

Aggregate
Certificate Balance:    [$103,425,000]

Securities Offered:     100% FSA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus supplement will be distributed after pricing.

Pricing Date:           [    /98]

Investor
Settlement Date:        3/12/98

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear and CEDEL

Pass-Through Rate:      [ L +    ]% on Class A-1 Certificates*
                        [        ]% on Class A-2 Certificates
                        [        ]% on Class A-3 Certificates
                        [        ]% on Class A-4 Certificates
                        [        ]% on Class A-5 Certificates
                        [        ]% on Class A-6 Certificates (NAS Bond)

                        *Subject to the Class A-1 Net Funds Cap

Prepayment
Assumption:             23% HEP  (2.3% CPR in month 1 with monthly incremental increases of 2.3% CPR until the speed reaches 23% CPR in month 10 based on loan seasoning).  This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 25th day of each month (or, if any such date is not a business day, the first business day thereafter) commencing in March 1998.  The payment delay will be zero days for the Floating Rate Certificates and 24 days for the Fixed Rate
                        Certificates.

Interest Accrual
Period:                 With respect to any Distribution Date, interest on the Floating Rate Certificates will accrue during the period from the Distribution Date in the immediately preceding month
                        (or, in the case of the first Distribution Date, from the Closing Date) to the day immediately preceding the related Distribution Date.  Interest on the Floating Rate
                        Certificates will be calculated on the basis of a 360-day year for the actual number of days elapsed in each Accrual Period.

                        With respect to any Distribution Date, interest on the Fixed Rate Certificates will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Optional
Cleanup Call:           The Servicer may call the Class A Certificates on any Remittance Date when the then-outstanding collateral balance is less than or equal to 10% of the original collateral balance.




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-1


Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow.

Certificate Insurer:    Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "AAA" by Standard & Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance
Policy:                 The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C").  By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created.  Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target.  Upon this event, the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Overcollateralization
Levels (Approx.):       Initial O/C based on original collateral balance:  [1.5%]
                        O/C Target based on original collateral balance:   [5.5%]
                        These O/C percentages are subject to step-downs
                        beginning in month [30] if certain tests are met.

Pre-funding Account:    On the Settlement Date, an aggregate cash amount ("the Pre-funded Amount"), which will equal approximately [$10,000,000] will be deposited in a Pre-funding Account.
                        During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than
                        $100,000, (ii) the date on which any Servicer default occurs, or (iii) 90 days from the Settlement Date, the Pre-funding Amount will remain in the Pre-funding Account.
                        The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing
                        Agreement.  Any Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R Certificateholders) will be distributed to the Class A Certificateholders on the May 25, 1998 Distribution Date as a
                        partial prepayment of principal of such Certificates.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   The Class A Certificates will not be ERISA eligible during the Funding Period.  However, the Class A Certificates may be ERISA eligible after the Funding Period.  Investors should consult with their counsel with respect to the consequences under ERISA and the
                        Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:               REMIC.

Legal Investment:       None of the Class A Certificates will be SMMEA-eligible.

Certificates Ratings:   S&P:     "AAA" for all Class A Certificates.
                        Moody's: "Aaa" for all Class A Certificates.

Prospectus:             The Certificates are being offered pursuant to a Prospectus which includes a
                        Prospectus Supplement (together, the "Prospectus").  Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.
                        The foregoing is qualified in its entirety by the information appearing in the
                        Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469 or Shelby Carvalho at (212) 778-4127.
                        FSG:     Januar Laude at (212) 778-7176 or Joe Astorina at (212) 778-2667.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND PHONE NUMBER TO SHELBY CARVALHO AT:

                        IMPACT ID:  CARVALHO
                        CCMAIL:     SHELBY_CARVALHO@CCMAIL.PRUSEC.COM




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $39,900,000.00                                                                  DATED DATE: 03/12/98
  CURRENT COUPON: TBD                                      ABFS81                              FIRST PAYMENT: 03/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $39,900,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 03/12/98

                                                 ASSUMED CONSTANT LIBOR-1M 5.6250
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24        41.584      37.253      39.027      42.406      43.997      45.539
     99-24+       39.857      35.797      37.460      40.628      42.119      43.564
     99-25        38.131      34.342      35.894      38.850      40.241      41.590
     99-25+       36.405      32.887      34.328      37.073      38.364      39.617
     99-26        34.679      31.432      32.762      35.296      36.488      37.644
     99-26+       32.954      29.977      31.197      33.519      34.612      35.671
     99-27        31.229      28.523      29.632      31.742      32.736      33.699
     99-27+       29.504      27.070      28.067      29.966      30.860      31.727

     99-28        27.780      25.616      26.503      28.191      28.985      29.756
     99-28+       26.056      24.163      24.939      26.416      27.111      27.785
     99-29        24.333      22.710      23.375      24.641      25.237      25.814
     99-29+       22.610      21.258      21.812      22.866      23.363      23.844
     99-30        20.887      19.805      20.249      21.092      21.490      21.875
     99-30+       19.165      18.354      18.686      19.319      19.617      19.905
     99-31        17.443      16.902      17.124      17.545      17.744      17.936
     99-31+       15.721      15.451      15.562      15.773      15.872      15.968

    100-00        14.000      14.000      14.000      14.000      14.000      14.000
    100-00+       12.279      12.549      12.439      12.228      12.129      12.032
    100-01        10.559      11.099      10.878      10.456      10.258      10.065
    100-01+        8.839       9.649       9.317       8.685       8.387       8.099
    100-02         7.119       8.200       7.757       6.914       6.517       6.132
    100-02+        5.400       6.750       6.197       5.143       4.647       4.166
    100-03         3.681       5.301       4.637       3.373       2.778       2.201
    100-03+        1.962       3.853       3.078       1.603       0.909       0.236

First Payment      0.036       0.036       0.036       0.036       0.036       0.036
Average Life       0.927       1.108       1.026       0.899       0.849       0.806
Last Payment       1.786       2.286       2.036       1.786       1.619       1.536
Mod.Dur. @ 100-00  0.872       1.034       0.961       0.846       0.801       0.762






THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $10,000,000.00                                                                  DATED DATE: 02/01/98
          COUPON:  TBD                                     ABFS81                              FIRST PAYMENT: 03/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $10,000,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 03/12/98

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.259       6.275       6.269       6.256       6.250       6.243
     99-24+        6.251       6.269       6.262       6.248       6.240       6.233
     99-25         6.243       6.262       6.254       6.239       6.231       6.224
     99-25+        6.235       6.255       6.247       6.231       6.222       6.214
     99-26         6.226       6.249       6.240       6.222       6.213       6.204
     99-26+        6.218       6.242       6.232       6.214       6.204       6.195
     99-27         6.210       6.235       6.225       6.205       6.195       6.185
     99-27+        6.202       6.229       6.218       6.197       6.186       6.175

     99-28         6.194       6.222       6.211       6.188       6.177       6.166
     99-28+        6.186       6.215       6.203       6.180       6.168       6.156
     99-29         6.177       6.209       6.196       6.171       6.159       6.146
     99-29+        6.169       6.202       6.189       6.163       6.150       6.137
     99-30         6.161       6.195       6.181       6.154       6.141       6.127
     99-30+        6.153       6.188       6.174       6.146       6.132       6.118
     99-31         6.145       6.182       6.167       6.137       6.123       6.108
     99-31+        6.137       6.175       6.160       6.129       6.114       6.098

    100-00         6.128       6.168       6.152       6.120       6.104       6.089
    100-00+        6.120       6.162       6.145       6.112       6.095       6.079
    100-01         6.112       6.155       6.138       6.104       6.086       6.069
    100-01+        6.104       6.148       6.131       6.095       6.077       6.060
    100-02         6.096       6.142       6.123       6.087       6.068       6.050
    100-02+        6.088       6.135       6.116       6.078       6.059       6.040
    100-03         6.079       6.129       6.109       6.070       6.050       6.031
    100-03+        6.071       6.122       6.101       6.061       6.041       6.021

    100-04         6.063       6.115       6.094       6.053       6.032       6.011
    100-04+        6.055       6.109       6.087       6.044       6.023       6.002
    100-05         6.047       6.102       6.080       6.036       6.014       5.992
    100-05+        6.039       6.095       6.072       6.028       6.005       5.983
    100-06         6.031       6.089       6.065       6.019       5.996       5.973
    100-06+        6.022       6.082       6.058       6.011       5.987       5.963
    100-07         6.014       6.075       6.051       6.002       5.978       5.954
    100-07+        6.006       6.069       6.043       5.994       5.969       5.944

First Payment      1.786       2.286       2.036       1.786       1.619       1.536
Average Life       2.091       2.600       2.368       2.013       1.872       1.750
Last Payment       2.369       2.953       2.703       2.286       2.119       1.953
Mod.Dur. @ 100-00  1.901       2.327       2.134       1.834       1.714       1.608






THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $19,900,000.00                                                                  DATED DATE: 02/01/98
          COUPON:  TBD                                     ABFS81                              FIRST PAYMENT: 03/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $19,900,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 03/12/98

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.277       6.288       6.284       6.274       6.269       6.265
     99-24+        6.271       6.284       6.279       6.268       6.263       6.258
     99-25         6.265       6.279       6.274       6.262       6.257       6.251
     99-25+        6.260       6.275       6.269       6.257       6.250       6.244
     99-26         6.254       6.270       6.264       6.251       6.244       6.238
     99-26+        6.248       6.266       6.259       6.245       6.238       6.231
     99-27         6.243       6.261       6.254       6.239       6.231       6.224
     99-27+        6.237       6.257       6.249       6.233       6.225       6.217

     99-28         6.231       6.252       6.244       6.227       6.219       6.210
     99-28+        6.226       6.248       6.239       6.221       6.213       6.204
     99-29         6.220       6.243       6.234       6.216       6.206       6.197
     99-29+        6.215       6.239       6.229       6.210       6.200       6.190
     99-30         6.209       6.234       6.224       6.204       6.194       6.183
     99-30+        6.203       6.230       6.219       6.198       6.187       6.177
     99-31         6.198       6.225       6.214       6.192       6.181       6.170
     99-31+        6.192       6.221       6.209       6.186       6.175       6.163

    100-00         6.186       6.216       6.204       6.180       6.168       6.156
    100-00+        6.181       6.211       6.199       6.175       6.162       6.150
    100-01         6.175       6.207       6.194       6.169       6.156       6.143
    100-01+        6.169       6.202       6.189       6.163       6.150       6.136
    100-02         6.164       6.198       6.184       6.157       6.143       6.130
    100-02+        6.158       6.193       6.179       6.151       6.137       6.123
    100-03         6.153       6.189       6.174       6.145       6.131       6.116
    100-03+        6.147       6.184       6.169       6.139       6.124       6.109

    100-04         6.141       6.180       6.165       6.134       6.118       6.103
    100-04+        6.136       6.175       6.160       6.128       6.112       6.096
    100-05         6.130       6.171       6.155       6.122       6.106       6.089
    100-05+        6.125       6.166       6.150       6.116       6.099       6.082
    100-06         6.119       6.162       6.145       6.110       6.093       6.076
    100-06+        6.113       6.157       6.140       6.104       6.087       6.069
    100-07         6.108       6.153       6.135       6.099       6.080       6.062
    100-07+        6.102       6.148       6.130       6.093       6.074       6.055

First Payment      2.369       2.953       2.703       2.286       2.119       1.953
Average Life       3.136       4.011       3.610       3.004       2.771       2.571
Last Payment       4.119       5.369       4.786       3.953       3.619       3.369
Mod.Dur. @ 100-00  2.757       3.431       3.127       2.652       2.464       2.301










THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $11,400,000.00                                                                  DATED DATE: 02/01/98
          COUPON:  TBD                                     ABFS81                              FIRST PAYMENT: 03/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $11,400,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 03/12/98

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.544       6.554       6.550       6.543       6.539       6.535
     99-24+        6.541       6.551       6.547       6.539       6.535       6.530
     99-25         6.537       6.548       6.544       6.535       6.530       6.526
     99-25+        6.533       6.545       6.540       6.531       6.526       6.521
     99-26         6.529       6.543       6.537       6.527       6.522       6.517
     99-26+        6.526       6.540       6.534       6.523       6.518       6.512
     99-27         6.522       6.537       6.530       6.519       6.513       6.508
     99-27+        6.518       6.534       6.527       6.515       6.509       6.503

     99-28         6.514       6.531       6.524       6.511       6.505       6.499
     99-28+        6.511       6.528       6.521       6.507       6.501       6.494
     99-29         6.507       6.525       6.517       6.503       6.496       6.489
     99-29+        6.503       6.522       6.514       6.499       6.492       6.485
     99-30         6.499       6.519       6.511       6.496       6.488       6.480
     99-30+        6.496       6.516       6.508       6.492       6.484       6.476
     99-31         6.492       6.513       6.504       6.488       6.480       6.471
     99-31+        6.488       6.510       6.501       6.484       6.475       6.467

    100-00         6.484       6.508       6.498       6.480       6.471       6.462
    100-00+        6.481       6.505       6.495       6.476       6.467       6.458
    100-01         6.477       6.502       6.491       6.472       6.463       6.453
    100-01+        6.473       6.499       6.488       6.468       6.458       6.449
    100-02         6.469       6.496       6.485       6.464       6.454       6.444
    100-02+        6.466       6.493       6.481       6.460       6.450       6.439
    100-03         6.462       6.490       6.478       6.456       6.446       6.435
    100-03+        6.458       6.487       6.475       6.453       6.441       6.430

    100-04         6.454       6.484       6.472       6.449       6.437       6.426
    100-04+        6.451       6.481       6.468       6.445       6.433       6.421
    100-05         6.447       6.478       6.465       6.441       6.429       6.417
    100-05+        6.443       6.476       6.462       6.437       6.425       6.412
    100-06         6.439       6.473       6.459       6.433       6.420       6.408
    100-06+        6.436       6.470       6.455       6.429       6.416       6.403
    100-07         6.432       6.467       6.452       6.425       6.412       6.399
    100-07+        6.428       6.464       6.449       6.421       6.408       6.394

First Payment      4.119       5.369       4.786       3.953       3.619       3.369
Average Life       5.010       6.830       5.920       4.772       4.355       4.004
Last Payment       6.203       9.119       7.953       5.869       5.286       4.786
Mod.Dur. @ 100-00  4.136       5.322       4.749       3.970       3.671       3.412






THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



 CURRENT BALANCE: $11,725,000.00                                                                  DATED DATE: 02/01/98
          COUPON:  TBD                                     ABFS81                              FIRST PAYMENT: 03/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $11,725,000.00                 BOND A5 BE-YIELD TABLE                     YIELD TABLE DATE: 03/12/98

                                                 ****  TO MATURITY  ****

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         7.010       7.015       7.013       7.009       7.006       7.004
     99-24+        7.008       7.013       7.011       7.007       7.004       7.001
     99-25         7.006       7.011       7.009       7.004       7.001       6.998
     99-25+        7.003       7.009       7.007       7.002       6.999       6.995
     99-26         7.001       7.007       7.005       7.000       6.996       6.993
     99-26+        6.999       7.005       7.003       6.997       6.994       6.990
     99-27         6.997       7.003       7.001       6.995       6.991       6.987
     99-27+        6.994       7.001       6.999       6.993       6.989       6.984

     99-28         6.992       6.999       6.997       6.990       6.986       6.982
     99-28+        6.990       6.997       6.995       6.988       6.984       6.979
     99-29         6.987       6.995       6.993       6.985       6.981       6.976
     99-29+        6.985       6.993       6.991       6.983       6.979       6.973
     99-30         6.983       6.991       6.989       6.981       6.976       6.971
     99-30+        6.981       6.989       6.987       6.978       6.973       6.968
     99-31         6.978       6.988       6.984       6.976       6.971       6.965
     99-31+        6.976       6.986       6.982       6.974       6.968       6.962

    100-00         6.974       6.984       6.980       6.971       6.966       6.960
    100-00+        6.972       6.982       6.978       6.969       6.963       6.957
    100-01         6.969       6.980       6.976       6.967       6.961       6.954
    100-01+        6.967       6.978       6.974       6.964       6.958       6.951
    100-02         6.965       6.976       6.972       6.962       6.956       6.949
    100-02+        6.963       6.974       6.970       6.960       6.953       6.946
    100-03         6.960       6.972       6.968       6.957       6.951       6.943
    100-03+        6.958       6.970       6.966       6.955       6.948       6.941

    100-04         6.956       6.968       6.964       6.953       6.946       6.938
    100-04+        6.954       6.966       6.962       6.950       6.943       6.935
    100-05         6.951       6.964       6.960       6.948       6.941       6.932
    100-05+        6.949       6.962       6.958       6.946       6.938       6.930
    100-06         6.947       6.960       6.956       6.943       6.936       6.927
    100-06+        6.945       6.959       6.954       6.941       6.933       6.924
    100-07         6.942       6.957       6.952       6.939       6.931       6.921
    100-07+        6.940       6.955       6.950       6.936       6.928       6.919

First Payment      6.203       9.119       7.953       5.869       5.286       4.786
Average Life       9.982      12.485      11.505       9.500       8.587       7.737
Last Payment      15.203      18.536      17.119      14.953      14.869      14.703
Mod.Dur. @ 100-00  6.855       8.019       7.591       6.609       6.127       5.661









THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $10,500,000.00                                                                  DATED DATE: 02/01/98
          COUPON:  TBD                                     ABFS81                              FIRST PAYMENT: 03/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $10,500,000.00                 BOND A6 BE-YIELD TABLE                     YIELD TABLE DATE: 03/12/98

                                                 ****  TO MATURITY  ****

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.456       6.458       6.457       6.456       6.455       6.455
     99-24+        6.453       6.455       6.454       6.453       6.452       6.452
     99-25         6.450       6.452       6.451       6.450       6.449       6.448
     99-25+        6.447       6.449       6.448       6.447       6.446       6.445
     99-26         6.444       6.446       6.445       6.444       6.443       6.442
     99-26+        6.441       6.443       6.442       6.441       6.440       6.439
     99-27         6.438       6.440       6.439       6.437       6.437       6.436
     99-27+        6.435       6.437       6.436       6.434       6.433       6.433

     99-28         6.432       6.435       6.433       6.431       6.430       6.429
     99-28+        6.429       6.432       6.430       6.428       6.427       6.426
     99-29         6.426       6.429       6.427       6.425       6.424       6.423
     99-29+        6.423       6.426       6.425       6.422       6.421       6.420
     99-30         6.420       6.423       6.422       6.419       6.418       6.417
     99-30+        6.417       6.420       6.419       6.416       6.415       6.413
     99-31         6.413       6.417       6.416       6.413       6.412       6.410
     99-31+        6.410       6.414       6.413       6.410       6.408       6.407

    100-00         6.407       6.411       6.410       6.407       6.405       6.404
    100-00+        6.404       6.408       6.407       6.404       6.402       6.401
    100-01         6.401       6.405       6.404       6.400       6.399       6.398
    100-01+        6.398       6.403       6.401       6.397       6.396       6.394
    100-02         6.395       6.400       6.398       6.394       6.393       6.391
    100-02+        6.392       6.397       6.395       6.391       6.390       6.388
    100-03         6.389       6.394       6.392       6.388       6.386       6.385
    100-03+        6.386       6.391       6.389       6.385       6.383       6.382

    100-04         6.383       6.388       6.386       6.382       6.380       6.379
    100-04+        6.380       6.385       6.383       6.379       6.377       6.375
    100-05         6.377       6.382       6.380       6.376       6.374       6.372
    100-05+        6.374       6.379       6.377       6.373       6.371       6.369
    100-06         6.371       6.376       6.374       6.370       6.368       6.366
    100-06+        6.368       6.373       6.371       6.367       6.365       6.363
    100-07         6.365       6.371       6.368       6.364       6.361       6.360
    100-07+        6.362       6.368       6.365       6.361       6.358       6.356

First Payment      3.036       3.036       3.036       3.036       3.036       3.036
Average Life       6.490       6.903       6.726       6.419       6.290       6.175
Last Payment      14.869      14.869      14.869      14.869      14.869      14.536
Mod.Dur. @ 100-00  5.082       5.330       5.225       5.038       4.957       4.884






THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

________________________________________________________________________________

     -  ABFS 1998-1
     -  Cut Off Date of Tape is  1/31/98
     -  Fixed
     -      $57,621,881.57
     -  Mortgage Summary Report
________________________________________________________________________________

Number of Mortgage Loans:                                     932

Aggregate Unpaid Principal Balance:                $57,621,881.57
Aggregate Original Principal Balance:              $57,681,802.52

Weighted Average Net Coupon:                              11.508%
Net Coupon Range:                               7.490% -  16.490%

Weighted Average Gross Coupon:                            12.008%
Gross Coupon Range:                             7.990% -  16.990%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $61,826.05
Average Original Principal Balance:                    $61,890.35

Maximum Unpaid Principal Balance:                     $382,500.00
Minimum Unpaid Principal Balance:                       $9,876.15

Maximum Original Principal Balance:                   $382,500.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     222.521
Stated Rem Term Range:                          11.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            0.810
Age Range:                                       0.000 -    9.000

Weighted Average Original Term:                           223.331
Original Term Range:                            12.000 -  360.000

Weighted Average Combined LTV:                             71.777
Combined LTV Range:                             7.460% -  94.760%

________________________________________________________________________________





























THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 7.75% ( Gross Coupon (=  8.00%          3          201,273.97          0.35
 8.00% ( Gross Coupon (=  8.25%          5          267,438.32          0.46
 8.25% ( Gross Coupon (=  8.50%          1           74,789.04          0.13
 8.50% ( Gross Coupon (=  8.75%          3          138,286.99          0.24
 8.75% ( Gross Coupon (=  9.00%         10          881,517.71          1.53
 9.00% ( Gross Coupon (=  9.25%          5          616,362.60          1.07
 9.25% ( Gross Coupon (=  9.50%         17        1,096,167.23          1.90
 9.50% ( Gross Coupon (=  9.75%         23        1,430,200.30          2.48
 9.75% ( Gross Coupon (= 10.00%         82        6,517,657.73         11.31
10.00% ( Gross Coupon (= 10.25%         25        1,567,919.49          2.72
10.25% ( Gross Coupon (= 10.50%         54        3,671,796.45          6.37
10.50% ( Gross Coupon (= 10.75%         25        2,061,046.99          3.58
10.75% ( Gross Coupon (= 11.00%        112        6,971,306.94         12.10
11.00% ( Gross Coupon (= 11.25%         14          691,353.49          1.20
11.25% ( Gross Coupon (= 11.50%         48        3,283,072.12          5.70
11.50% ( Gross Coupon (= 11.75%         40        2,232,033.60          3.87
11.75% ( Gross Coupon (= 12.00%        100        5,695,662.34          9.88
12.00% ( Gross Coupon (= 12.25%         11          737,829.14          1.28
12.25% ( Gross Coupon (= 12.50%         40        1,771,831.08          3.07
12.50% ( Gross Coupon (= 12.75%         24        1,116,153.77          1.94
12.75% ( Gross Coupon (= 13.00%         41        2,369,046.56          4.11
13.00% ( Gross Coupon (= 13.25%          8          648,532.19          1.13
13.25% ( Gross Coupon (= 13.50%         27        1,123,450.06          1.95
13.50% ( Gross Coupon (= 13.75%          9          348,689.17          0.61
13.75% ( Gross Coupon (= 14.00%         50        2,354,442.11          4.09
14.00% ( Gross Coupon (= 14.25%          2          300,158.95          0.52
14.25% ( Gross Coupon (= 14.50%          9          331,303.32          0.57
14.50% ( Gross Coupon (= 14.75%          1           21,000.00          0.04
14.75% ( Gross Coupon (= 15.00%         18          809,935.21          1.41
15.25% ( Gross Coupon (= 15.50%          4          185,423.26          0.32
15.50% ( Gross Coupon (= 15.75%          8          451,589.18          0.78
15.75% ( Gross Coupon (= 16.00%        106        6,791,529.05         11.79
16.00% ( Gross Coupon (= 16.25%          4          494,000.00          0.86
16.75% ( Gross Coupon (= 17.00%          3          369,083.21          0.64
_______________________________________________________________________________
Total..........                        932     $     57,621,881.57    100.00%
===============================================================================

                                ORIGINAL TERM


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

  0 ( Orig. Term (=  12        1          22,110.39           0.04%
 48 ( Orig. Term (=  60       20         389,684.50           0.68%
 72 ( Orig. Term (=  84       10         432,774.96           0.75%
 84 ( Orig. Term (=  96        2          57,513.14           0.10%
108 ( Orig. Term (= 120       73       2,190,258.51           3.80%
132 ( Orig. Term (= 144        3          97,423.85           0.17%
144 ( Orig. Term (= 156        1          49,000.00           0.09%
168 ( Orig. Term (= 180      507      33,757,791.84          58.59%
180 ( Orig. Term (= 192        2         102,935.06           0.18%
228 ( Orig. Term (= 240      161       7,827,869.73          13.58%
240 ( Orig. Term (= 252        1         125,800.00           0.22%
288 ( Orig. Term (= 300        3         196,900.00           0.34%
348 ( Orig. Term (= 360      148      12,371,819.59          21.47%
___________________________________________________________________
Total............          932        57,621,881.57         100.00%
===================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

  1 ( Rem Term (=  12          1          22,110.39           0.04%
 48 ( Rem Term (=  60         20         389,684.50           0.68%
 72 ( Rem Term (=  84         10         432,774.96           0.75%
 84 ( Rem Term (=  96          2          57,513.14           0.10%
108 ( Rem Term (= 120         73       2,190,258.51           3.80%
132 ( Rem Term (= 144          3          97,423.85           0.17%
144 ( Rem Term (= 156          1          49,000.00           0.09%
168 ( Rem Term (= 180        508      33,825,910.30          58.70%
180 ( Rem Term (= 192          1          34,816.60           0.06%
228 ( Rem Term (= 240        161       7,827,869.73          13.58%
240 ( Rem Term (= 252          1         125,800.00           0.22%
288 ( Rem Term (= 300          3         196,900.00           0.34%
348 ( Rem Term (= 360        148      12,371,819.59          21.47%
___________________________________________________________________
Total............          932        57,621,881.57         100.00%
===================================================================

                                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

  5.000 ( CLTV (=  10.000                 4          46,787.21       0.08
 10.000 ( CLTV (=  15.000                 5         112,902.92       0.20
 15.000 ( CLTV (=  20.000                 9         199,384.21       0.35
 20.000 ( CLTV (=  25.000                 9         316,576.74       0.55
 25.000 ( CLTV (=  30.000                13         512,037.78       0.89
 30.000 ( CLTV (=  35.000                19         615,265.25       1.07
 35.000 ( CLTV (=  40.000                18         786,901.95       1.37
 40.000 ( CLTV (=  45.000                21         765,138.11       1.33
 45.000 ( CLTV (=  50.000                42       2,143,582.46       3.72
 50.000 ( CLTV (=  55.000                33       2,161,376.62       3.75
 55.000 ( CLTV (=  60.000                56       3,508,752.20       6.09
 60.000 ( CLTV (=  65.000                59       3,533,415.93       6.13
 65.000 ( CLTV (=  70.000                95       6,175,937.26      10.72
 70.000 ( CLTV (=  75.000               142       9,144,196.58      15.87
 75.000 ( CLTV (=  80.000               212      13,454,441.30      23.35
 80.000 ( CLTV (=  85.000               120       8,163,070.35      14.17
 85.000 ( CLTV (=  90.000                72       5,724,597.27       9.93
 90.000 ( CLTV (=  95.000                 3         257,517.43       0.45
__________________________________________________________________________
Total....................               932 $     57,621,881.57  100.00%
==========================================================================






THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 ( Balance (=    10,000      12          119,534.42       0.21
    10,000 ( Balance (=    15,000      45          598,333.23       1.04
    15,000 ( Balance (=    20,000      53          981,845.70       1.70
    20,000 ( Balance (=    25,000      67        1,545,781.36       2.68
    25,000 ( Balance (=    30,000      72        2,044,890.51       3.55
    30,000 ( Balance (=    35,000      79        2,605,159.56       4.52
    35,000 ( Balance (=    40,000      69        2,637,972.59       4.58
    40,000 ( Balance (=    45,000      48        2,073,819.76       3.60
    45,000 ( Balance (=    50,000      44        2,132,939.45       3.70
    50,000 ( Balance (=    55,000      37        1,936,610.04       3.36
    55,000 ( Balance (=    60,000      57        3,309,004.48       5.74
    60,000 ( Balance (=    65,000      35        2,210,689.86       3.84
    65,000 ( Balance (=    70,000      36        2,465,494.96       4.28
    70,000 ( Balance (=    75,000      28        2,033,199.62       3.53
    75,000 ( Balance (=    80,000      27        2,108,688.86       3.66
    80,000 ( Balance (=    85,000      19        1,564,149.17       2.71
    85,000 ( Balance (=    90,000      30        2,633,146.28       4.57
    90,000 ( Balance (=    95,000      14        1,293,489.28       2.24
    95,000 ( Balance (=   100,000      28        2,743,968.41       4.76
   100,000 ( Balance (=   105,000      10        1,027,788.34       1.78
   105,000 ( Balance (=   110,000       6          644,911.48       1.12
   110,000 ( Balance (=   115,000      18        2,032,046.97       3.53
   115,000 ( Balance (=   120,000      10        1,186,039.74       2.06
   120,000 ( Balance (=   125,000       8          985,012.14       1.71
   125,000 ( Balance (=   130,000       9        1,145,721.71       1.99
   130,000 ( Balance (=   135,000       8        1,058,098.35       1.84
   135,000 ( Balance (=   140,000       9        1,249,787.40       2.17
   140,000 ( Balance (=   145,000       5          719,800.00       1.25
   145,000 ( Balance (=   150,000       2          296,939.92       0.52
   150,000 ( Balance (=   200,000      23        3,874,204.32       6.72
   200,000 ( Balance (=   250,000      12        2,673,108.10       4.64
   250,000 ( Balance (=   300,000       7        1,905,724.33       3.31
   300,000 ( Balance (=   350,000       2          674,817.26       1.17
   350,000 ( Balance (=   400,000       3        1,109,163.97       1.92
__________________________________________________________________________
Total....................            932      $     57,621,881.57 100.00%
==========================================================================







THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 ( Balance (=    10,000      12          119,534.42       0.21
    10,000 ( Balance (=    15,000      45          598,333.23       1.04
    15,000 ( Balance (=    20,000      53          981,845.70       1.70
    20,000 ( Balance (=    25,000      67        1,545,781.36       2.68
    25,000 ( Balance (=    30,000      72        2,044,890.51       3.55
    30,000 ( Balance (=    35,000      79        2,605,159.56       4.52
    35,000 ( Balance (=    40,000      69        2,637,972.59       4.58
    40,000 ( Balance (=    45,000      48        2,073,819.76       3.60
    45,000 ( Balance (=    50,000      44        2,132,939.45       3.70
    50,000 ( Balance (=    55,000      38        1,991,586.20       3.46
    55,000 ( Balance (=    60,000      56        3,254,028.32       5.65
    60,000 ( Balance (=    65,000      34        2,145,285.66       3.72
    65,000 ( Balance (=    70,000      37        2,530,899.16       4.39
    70,000 ( Balance (=    75,000      28        2,033,199.62       3.53
    75,000 ( Balance (=    80,000      27        2,108,688.86       3.66
    80,000 ( Balance (=    85,000      19        1,564,149.17       2.71
    85,000 ( Balance (=    90,000      30        2,633,146.28       4.57
    90,000 ( Balance (=    95,000      14        1,293,489.28       2.24
    95,000 ( Balance (=   100,000      29        2,843,966.36       4.94
   100,000 ( Balance (=   105,000       9          927,790.39       1.61
   105,000 ( Balance (=   110,000       6          644,911.48       1.12
   110,000 ( Balance (=   115,000      18        2,032,046.97       3.53
   115,000 ( Balance (=   120,000      10        1,186,039.74       2.06
   120,000 ( Balance (=   125,000       8          985,012.14       1.71
   125,000 ( Balance (=   130,000       9        1,145,721.71       1.99
   130,000 ( Balance (=   135,000       8        1,058,098.35       1.84
   135,000 ( Balance (=   140,000       9        1,249,787.40       2.17
   140,000 ( Balance (=   145,000       5          719,800.00       1.25
   145,000 ( Balance (=   150,000       2          296,939.92       0.52
   150,000 ( Balance (=   200,000      23        3,874,204.32       6.72
   200,000 ( Balance (=   250,000      12        2,673,108.10       4.64
   250,000 ( Balance (=   300,000       7        1,905,724.33       3.31
   300,000 ( Balance (=   350,000       2          674,817.26       1.17
   350,000 ( Balance (=   400,000       3        1,109,163.97       1.92
__________________________________________________________________________
Total....................            932      $     57,621,881.57 100.00%
==========================================================================

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                    1                  24,910.60         0.04
Connecticut                4                 147,886.96         0.26
Delaware                  45               2,650,941.24         4.60
Florida                   17                 845,167.24         1.47
Georgia                   59               3,772,615.62         6.55
Illinois                  10                 494,756.81         0.86
Indiana                    5                 171,364.48         0.30
Kentucky                   9                 375,136.10         0.65
Maryland                  30               1,984,473.90         3.44
Michigan                   1                  29,664.65         0.05
North Carolina            33               1,412,421.74         2.45
New Jersey               245              17,935,856.23        31.13
New York                 112               8,258,844.07        14.33
Ohio                      31               1,690,141.09         2.93
Pennsylvania             291              15,935,914.07        27.66
South Carolina             1                  31,000.00         0.05
Virginia                  38               1,860,786.77         3.23
__________________________________________________________________________
Total...............     932            $     57,621,881.57   100.00%
==========================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

PUD                               16           912,471.33       1.58
Commercial                         8           700,994.99       1.22
2-4 Resid                         86         7,263,741.65      12.61
Townhouses                        44         1,489,563.24       2.59
Condominiums                       9           482,618.05       0.84
Single Family                    730        42,393,318.28      73.57
Mobile Home                        1            48,600.00       0.08
5+ Family                          2           157,700.00       0.27
Mixed Use                         22         2,177,297.51       3.78
Multiple Properties               14         1,995,576.52       3.46
__________________________________________________________________________
Total...............             932      $     57,621,881.57 100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       808    47,894,923.28          83.12
Investor                          68     4,364,669.15           7.57
Vacation/Second Home              11       435,370.12           0.76
Business                          29     2,798,342.50           4.86
Multiple Prop. / Occup.           16     2,128,576.52           3.69
__________________________________________________________________________
Total..................          932  $     57,621,881.57     100.00%
==========================================================================

                                 LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        633              45,662,151.09        79.24
2                        287              10,281,414.14        17.84
Multiple                  12               1,678,316.34         2.91
__________________________________________________________________________
Total...............     932            $     57,621,881.57   100.00%
==========================================================================



                   LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 695    37,260,439.27          64.66
Partially Amortizing             237    20,361,442.30          35.34
__________________________________________________________________________
Total..................          932  $     57,621,881.57     100.00%
==========================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                               COLLATERAL CLASS


                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Loan Class           Loans            Balance            Balance

Commercial               8              700,994.99         1.22
Resid. w/ Business      34            3,977,924.03         6.90
Residential            890           52,942,962.55        91.88

_________________________________________________________________
Total..........        932         $     57,621,881.57   100.00%
=================================================================




                                BORROWER CLASS


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Home Equity              453              22,895,678.62        39.73
Business                 118               8,115,176.29        14.08
NJMIC Home Equity        359              26,482,026.66        45.96
NJMIC Business             2                 129,000.00         0.22
__________________________________________________________________________
Total...............     932            $ 57,621,881.57       100.00%
==========================================================================





THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.